UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-10603

Western Asset Premier Bond Fund

Name of Fund:

385 East Colorado Boulevard Pasadena, CA	91101
Address of Principal Executive Offices:

Charles A. Ruys de Perez

385 East Colorado Boulevard

Pasadena, CA 91101

Name and address of agent for service:

Registrant’s telephone number, including area code: (626) 844-9400

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Western Asset

Premier Bond Fund

Annual Report to Shareholders

December 31, 2008

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Total return on net asset value (“NAV”)A measures investment performance in terms of appreciation or depreciation in NAV per share, plus dividends and any capital gain distributions. Total return on market value measures investment performance in terms of appreciation or depreciation in market price per share, plus dividends and any capital gain distributions. Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

	Average Annual Total Returns
	One Year	Five Years	Since InceptionB
Total Fund Investment Return Based on:
Net Asset Value	-32.45%	-2.18%	1.49%
Market Value	-24.60%	-2.68%	1.17%
Barclays Capital U.S. Corporate High Yield IndexC	-26.16%	-0.80%	2.75%
Barclays Capital U.S. Credit IndexD	-3.08%	2.65%	4.66%
Lipper Corporate Debt Closed-End Funds BBB Rated Category AverageE	-13.29%	-0.86%	3.86%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions.

For the 12 months ended December 31, 2008, Western Asset Premier Bond Fund returned -32.45% based on its NAV and -24.60% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Corporate Debt Closed-End Funds BBB Rated Category Average returned -13.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to common shareholders totaling $1.15 per share. The Fund began the year with its market price per share at a discount to NAV of (7.92)% and ended the year with its market price per share at a premium to NAV of 2.06%.

An allocation to inflation-linked securities contributed to performance for the period. Agency mortgage-backed securities (“MBS”) suffered for a majority of the period until the U.S. Department of the Treasury took the government-sponsored enterprises (“GSEs”) into conservatorship in September 2008. A major rally was set off in the beginning weeks of September 2008 as spreads began to compress. Overall, for the twelve months ended December 31, 2008, our exposure to agency MBS contributed to performance. The Fund’s exposure to non-agency MBS, through a combination of bonds and derivatives, was the primary detractor from performance. The use of credit default swaps, which increased the Fund’s exposure to the subprime market, significantly detracted from performance. A series of bankruptcies, government conservatorships and mergers stemming from the credit crisis affected our investment grade positions. In September 2008, the federal government placed Fannie Mae and Freddie Mac, the GSEs, into conservatorship, purchased $1 billion in senior preferred stock in each GSE, and indefinitely suspended the dividend on the existing preferred shares, thereby subordinating the interests of the existing preferred shareholders to the Treasury’s. The

A

Net asset value ("NAV") is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

B	The Fund’s inception date is March 28, 2002. Index returns are for periods beginning March 31, 2002.
C

The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-As are also included.

D	The Barclays Capital (formerly Lehman Brothers) U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
E

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Corporate Debt Closed-End Funds BBB Rated Category Average is comprised of the Fund’s peer group of mutual funds.

Annual Report to Shareholders

Management’s Discussion of Fund Performance—Continued

Fund’s exposure to Fannie Mae and Freddie Mac preferreds detracted from performance. The Fund’s exposure to the broad high-yield market, through a combination of bonds and derivatives, also detracted from performance. Specifically, the Fund’s exposure to Ford and General Motors detracted from performance as spreads widened.

Western Asset Management Company

January 20, 2009

Annual Report to Shareholders

Fund Highlights

	Year Ended December 31, 2008	Year Ended December 31, 2007
Net Asset Value	$100,102,064	$163,544,023
Per Share	$8.72	$14.26
Market Value Per Share	$8.90	$13.13
Net Investment Income	$16,751,431	$14,571,859
Per Common Share	$1.46	$1.27
Dividends Paid to Common Shareholders:
Ordinary Income	$12,090,786	$11,156,728
Per Common Share	$1.05	$0.97
Long-Term Capital Gains	$1,121,178	$2,883,791
Per Common Share	$0.10	$0.25
Dividends Paid to Preferred Shareholders:
Ordinary Income	$2,236,599	$2,907,616
Per Common Share	$0.19	$0.25
Long-Term Capital Gains	$238,432	$996,151
Per Common Share	$0.02	$0.09

The Fund

Western Asset Premier Bond Fund (“WEA” or the “Fund”) is a diversified, closed-end management investment company which seeks to provide current income and capital appreciation for its shareholders by investing primarily in a diversified portfolio of investment grade bonds. Substantially all of the Fund’s net investment income (after payment of dividends to holders of preferred shares and interest in connection with other forms of leverage (if applicable)) is distributed to the Fund’s common shareholders. A Dividend Reinvestment Plan is available to those common shareholders of record desiring it. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) where they trade under the symbol WEA.

Certain Investment Policies

Each limitation below applies only at the time a transaction is entered into. Any subsequent change in a rating assigned to a security, or change in the percentage of the Fund’s assets invested in certain securities or other instruments, resulting from market fluctuations or other changes in the Fund’s total assets, will not require the Fund to dispose of an investment.

Under normal market conditions, the Fund expects to:

•

Invest substantially all (but at least 80%) of its total managed assets (the total assets of the Fund, including any assets attributable to leverage, less accrued liabilities) in bonds, including corporate bonds, U.S. government and agency securities and mortgage related securities.

•

Invest at least 65% of its total managed assets in bonds that at the time of investment are investment grade quality. The Fund may invest up to 35% of its total managed assets in bonds of below investment grade quality.

The Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

The Fund may invest in securities or instruments other than bonds (including preferred stock) and may invest up to 10% of its total managed assets in instruments denominated in currencies other than the U.S. dollar.

Dividend Reinvestment Plan

The Fund and American Stock Transfer and Trust Company LLC (“Agent”), as the Transfer Agent (previously Computershare Trust Company, N.A.) and Registrar of the Fund, offer a convenient way to add shares of the Fund to your account. The Fund offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital

Annual Report to Shareholders

Fund Highlights—Continued

gains) of registered shareholders (those who own shares in their own name on the Fund’s records) on the common shares are automatically invested in shares of the Fund unless the shareholder elects otherwise by contacting the Agent at the address set forth on the next page. Shareholders who own shares in a brokerage, bank or other financial institution account must contact the company where their account is held in order to participate in the Plan.

As a participant in the Dividend Reinvestment Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the NAV of a Fund share, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of the Fund through a broker on the open market. The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional Information Regarding the Plan

The Fund will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service (IRS) and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York N.Y. 10269-0560—Investor Relations Telephone number 1-888-888-0151.

Schedule of Portfolio Holdings

The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q as well as in its semi-annual report to shareholders. You may obtain a free copy of the Fund’s Form N-Q by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund) from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Additionally, the Fund’s Form N-Q can be viewed or copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-202-551-8090.

Annual Report to Shareholders

Annual Certifications

In May 2008, the Fund submitted its annual CEO certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Proxy Voting

You may request a free description of the policies and procedures that the Fund uses to determine how proxies relating to the Fund’s portfolio securities are voted by writing to the Fund, or you may obtain a copy of these policies and procedures (and other information relating to the Fund) from the SEC’s web site (http://www.sec.gov). You may request a free report regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by writing to the Fund, or you may obtain a copy of this report (and other information relating to the Fund), from the SEC’s website (http://www.sec.gov).

Quarterly Comparison of Market Price and Net Asset Value (“NAV”), Discount or Premium to NAV and Average Daily Volume of Shares Traded

	Market Price	Net Asset Value	Premium/ (Discount)	Average Daily Volume/(Shares)
March 31, 2008	$12.43	$12.99	(4.31)%	20,549
June 30, 2008	$12.24	$12.68	(3.47)%	18,877
September 30, 2008	$9.20	$10.83	(15.05)%	24,108
December 31, 2008	$8.90	$8.72	2.06%	43,032

Notice to Shareholders

On May 22, 2008, the Fund announced plans that, had they been consummated, would have allowed the Fund to restructure its leverage and provide liquidity to holders of its $72 million in auction rate preferred shares (“ARPS”) on terms and conditions management and the Board of the Fund believed were in the best interests of the Fund.

Pursuant to that planned restructuring, the Fund intended to redeem all of its currently outstanding $72 million in ARPS using a combination of borrowings under a new $68 million, 364-day credit facility to be entered into with a major domestic bank, reverse repurchase agreements, cash currently in the Fund’s portfolio, and/or the proceeds of sales of portfolio securities. Any use of cash in the Fund’s portfolio or use of proceeds from the sale of portfolio securities could have resulted in a moderate decrease in the Fund’s leverage. The ARPS would have been redeemed at the required liquidation preference of $25,000 per share plus accrued and unpaid dividends thereon.

On September 29, 2008, the Fund announced that unprecedented turbulent conditions in the fixed-income market, and financial markets in general, had led it to re-evaluate the timing of the refinancing of the Fund’s ARPS. The Fund’s investment adviser continues to monitor the financial markets and the Fund currently intends to move forward with the refinancing of the ARPS when and if the Board of the Fund believes that it would be in the best interests of the Fund and financing on acceptable terms is available.

*    *    *    *    *    *    *    *

Effective February 3, 2009, Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) have been added as subadvisers to the Fund under portfolio management agreements between Western Asset Management Company (“Western Asset”) and Western Singapore, and Western Asset and Western Japan. Western Asset, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Fund Highlights—Continued

Western Singapore was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Japan was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan.

Western Singapore and Western Japan are generally responsible for managing Asian (excluding Japan) and Japanese fixed-income mandates, respectively, including the related portions of Western Asset’s broader portfolios, as well as servicing relationships in those regions. They undertake all investment-related activities, including investment management, research and analysis, securities settlement, and client services.

Western Singapore and Western Japan will provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar-denominated securities and related foreign currency instruments in Asia (excluding Japan) and Japan, respectively. The Fund’s current management fee remains unchanged. Western Asset Management Company Limited will continue to provide subadvisory services with respect to other aspects of the non-U.S. dollar-denominated portions of the Fund’s investment portfolio.

Annual Report to Shareholders

Portfolio Diversification

December 31, 2008A

The pie and bar charts above represent the composition of the Fund’s portfolio as of December 31, 2008 and do not include derivatives such as Futures Contracts, Options Written, and Credit Default Swaps.

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.
B	Standard & Poor’s Ratings Services provides capital markets with credit ratings for the evaluation and assessment of credit risk.
C	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

Annual Report to Shareholders

Portfolio of Investments

December 31, 2008

Western Asset Premier Bond Fund

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Long-Term Securities	163.8%

Corporate Bonds and Notes	87.1%

Aerospace and Defense	2.7%
DRS Technologies Inc.		6.625%	2/1/16	$300,000	$300,000
L-3 Communications Corp.		6.375%	10/15/15	535,000	500,225
Northrop Grumman Corp.		7.750%	2/15/31	1,000,000	1,221,215
Sequa Corp.		11.750%	12/1/15	90,000	34,200	A
Sequa Corp.		13.500%	12/1/15	96,176	30,776	A,B
The Boeing Co.		6.125%	2/15/33	600,000	625,104

					2,711,520

Airlines	11.4%
America West Airlines Inc.		8.057%	7/2/20	2,774,887	1,803,676
Continental Airlines Inc.		7.160%	3/24/13	763,314	557,219
Continental Airlines Inc.		6.900%	1/2/18	977,786	782,229
Continental Airlines Inc.		6.820%	5/1/18	913,728	676,158
Continental Airlines Inc.		6.545%	2/2/19	1,788,051	1,430,440
Continental Airlines Inc.		8.048%	11/1/20	657,360	525,888
Continental Airlines Inc.		6.703%	6/15/21	819,937	614,953
DAE Aviation Holdings Inc.		11.250%	8/1/15	460,000	188,600	A
Northwest Airlines Corp.		7.575%	9/1/20	683,006	464,444
Northwest Airlines Inc.		3.186%	8/6/13	3,107,137	1,988,568	C
United Air Lines Inc.		7.032%	10/1/10	144,872	133,283
United Air Lines Inc.		7.186%	4/1/11	30,413	28,588
United Air Lines Inc.		6.602%	9/1/13	383,827	360,798
US Airways Pass-Through Trust		6.850%	1/30/18	2,628,393	1,839,875

					11,394,719

Auto Components	0.1%
Visteon Corp.		8.250%	8/1/10	122,000	37,820
Visteon Corp.		12.250%	12/31/16	313,000	75,120	A

					112,940

Automobiles	1.7%
DaimlerChrysler NA Holding Corp.		7.300%	1/15/12	1,000,000	864,380
DaimlerChrysler NA Holding Corp.		8.500%	1/18/31	1,000,000	731,222
General Motors Corp.		8.375%	7/15/33	420,000	73,500

					1,669,102

Building Products	0.5%
Associated Materials Inc.		0.000%	3/1/14	675,000	374,625	D
Nortek Inc.		8.500%	9/1/14	185,000	42,550
NTK Holdings Inc.		0.000%	3/1/14	500,000	107,500	D

					524,675

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Capital Markets	1.9%
Morgan Stanley		6.600%	4/1/12	$1,000,000	$966,791
The Goldman Sachs Group Inc.		6.600%	1/15/12	900,000	887,998

					1,854,789

Chemicals	1.1%
Georgia Gulf Corp.		9.500%	10/15/14	20,000	6,000
Georgia Gulf Corp.		10.750%	10/15/16	415,000	99,600
Huntsman International LLC		7.875%	11/15/14	45,000	24,075
The Dow Chemical Co.		6.000%	10/1/12	1,000,000	966,041
Westlake Chemical Corp.		6.625%	1/15/16	70,000	40,600

					1,136,316

Commercial Services and Supplies	2.5%
Interface Inc.		10.375%	2/1/10	400,000	396,000
Rental Service Corp.		9.500%	12/1/14	300,000	165,000
US Investigations Services Inc.		10.500%	11/1/15	310,000	226,300	A
Waste Management Inc.		7.375%	5/15/29	2,000,000	1,706,924
Waste Management Inc.		7.750%	5/15/32	40,000	35,787

					2,530,011

Communications Equipment	0.1%
EchoStar DBS Corp.		7.750%	5/31/15	120,000	102,000

Consumer Finance	4.3%
Ford Motor Credit Co.		7.569%	1/13/12	70,000	45,500	C
Ford Motor Credit Co.		12.000%	5/15/15	1,030,000	769,162
Ford Motor Credit Co.		8.000%	12/15/16	680,000	442,930
GMAC LLC		6.875%	8/28/12	94,000	72,207	A
GMAC LLC		8.000%	11/1/31	939,000	558,132	A
HSBC Finance Corp.		4.750%	7/15/13	1,670,000	1,523,501
SLM Corp.		3.695%	7/26/10	1,020,000	870,551	C

					4,281,983

Containers and Packaging	0.1%
Graphic Packaging International Corp.		9.500%	8/15/13	180,000	124,200

Distributors	0.1%
Keystone Automotive Operations Inc.		9.750%	11/1/13	250,000	95,000

Diversified Consumer Services	0.3%
Education Management LLC		8.750%	6/1/14	70,000	53,200
Education Management LLC		10.250%	6/1/16	170,000	123,250

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Diversified Consumer Services—Continued
Service Corp. International		6.750%	4/1/16	$140,000	$106,400
Service Corp. International		7.625%	10/1/18	5,000	3,700
Service Corp. International		7.500%	4/1/27	60,000	38,400

					324,950

Diversified Financial Services	5.6%
AAC Group Holding Corp.		10.250%	10/1/12	440,000	290,400	A
Air 2 US		8.027%	10/1/19	396,932	297,699	A
Bank of America Corp.		8.000%	12/29/49	1,360,000	978,232	D
CCM Merger Inc.		8.000%	8/1/13	140,000	72,100	A
Citigroup Inc.		6.625%	6/15/32	1,000,000	953,835
DI Finance LLC		9.500%	2/15/13	502,000	437,367
JPMorgan Chase and Co.		5.125%	9/15/14	1,300,000	1,259,801
Liberty Media LLC		3.750%	2/15/30	1,860,000	492,900	E
TNK-BP Finance SA		7.875%	3/13/18	420,000	210,000	A
Vanguard Health Holding Co. II LLC		9.000%	10/1/14	735,000	613,725

					5,606,059

Diversified Telecommunication Services	2.1%
Cincinnati Bell Inc.		6.300%	12/1/28	25,000	15,750
Citizens Communications Co.		9.250%	5/15/11	90,000	85,500
Citizens Communications Co.		7.875%	1/15/27	115,000	66,700
Citizens Communications Co.		7.050%	10/1/46	25,000	10,875
Hawaiian Telcom Communications Inc.		12.500%	5/1/15	135,000	675	F,M
Level 3 Financing Inc.		9.250%	11/1/14	660,000	382,800
MetroPCS Wireless Inc.		9.250%	11/1/14	35,000	31,325
Qwest Communications International Inc.		7.250%	2/15/11	160,000	139,200
Qwest Communications International Inc.		7.500%	2/15/14	140,000	100,100
Qwest Corp.		7.875%	9/1/11	390,000	358,800
Qwest Corp.		7.500%	10/1/14	150,000	124,500
Telcordia Technologies Inc.		10.000%	3/15/13	485,000	213,400	A
Windstream Corp.		8.625%	8/1/16	635,000	561,975

					2,091,600

Electric Utilities	5.7%
Duke Energy Corp.		6.250%	1/15/12	250,000	259,044
Energy Future Holdings Corp.		11.250%	11/1/17	1,580,000	766,300	A,B
FirstEnergy Corp.		6.450%	11/15/11	610,000	576,606
FirstEnergy Corp.		7.375%	11/15/31	3,040,000	2,875,889

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Electric Utilities—Continued
IPALCO Enterprises Inc.		8.625%	11/14/11	$130,000	$121,550	G
Orion Power Holdings Inc.		12.000%	5/1/10	150,000	150,000
Progress Energy Inc.		6.850%	4/15/12	750,000	752,131
TXU Electric Delivery Co.		7.000%	9/1/22	250,000	233,602

					5,735,122

Energy Equipment and Services	1.3%
Complete Production Services Inc.		8.000%	12/15/16	150,000	94,500
EEB International Ltd.		8.750%	10/31/14	820,000	760,550	A
Gulfmark Offshore Inc.		7.750%	7/15/14	270,000	191,700
Pride International Inc.		7.375%	7/15/14	240,000	223,200

					1,269,950

Food and Staples Retailing	3.9%
CVS Caremark Corp.		6.943%	1/10/30	1,964,217	1,235,041	A
CVS Corp.		5.789%	1/10/26	868,350	660,973	A
CVS Lease Pass-Through Trust		5.880%	1/10/28	948,793	734,929	A
CVS Lease Pass-Through Trust		6.036%	12/10/28	953,697	580,067	A
Delhaize America Inc.		9.000%	4/15/31	166,000	167,879
Safeway Inc.		5.800%	8/15/12	500,000	497,085

					3,875,974

Food Products	0.2%
Dole Food Co. Inc.		7.250%	6/15/10	285,000	198,788

Gas Utilities	0.5%
Southern Natural Gas Co.		8.000%	3/1/32	20,000	16,665
Suburban Propane Partners LP		6.875%	12/15/13	580,000	475,600

					492,265

Health Care Providers and Services	3.7%
Community Health Systems Inc.		8.875%	7/15/15	200,000	184,000
DaVita Inc.		6.625%	3/15/13	70,000	66,500
DaVita Inc.		7.250%	3/15/15	300,000	285,000
HCA Inc.		6.250%	2/15/13	85,000	53,125
HCA Inc.		6.375%	1/15/15	430,000	262,300
HCA Inc.		9.250%	11/15/16	195,000	178,912
HCA Inc.		9.625%	11/15/16	380,000	296,400	B
HCA Inc.		7.690%	6/15/25	90,000	42,251
HCA Inc.		7.500%	11/15/95	185,000	78,388
Tenet Healthcare Corp.		9.250%	2/1/15	2,810,000	2,262,050

					3,708,926

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Hotels, Restaurants and Leisure	1.3%
Buffets Inc.		12.500%	11/1/14	$265,000	$497	F
Caesars Entertainment Inc.		8.125%	5/15/11	920,000	450,800
Denny’s Holdings Inc.		10.000%	10/1/12	90,000	62,325
El Pollo Loco Inc.		11.750%	11/15/13	195,000	144,300
Inn of the Mountain Gods Resort and Casino		12.000%	11/15/10	530,000	174,900
MGM MIRAGE		8.500%	9/15/10	10,000	8,400
Pokagon Gaming Authority		10.375%	6/15/14	233,000	200,380	A
River Rock Entertainment Authority		9.750%	11/1/11	180,000	149,400
Sbarro Inc.		10.375%	2/1/15	90,000	47,250
Snoqualmie Entertainment Authority		6.875%	2/1/14	110,000	63,800	A,C
Station Casinos Inc.		7.750%	8/15/16	205,000	38,950
Station Casinos Inc.		6.625%	3/15/18	100,000	5,750

					1,346,752

Household Durables	0.5%
American Greetings Corp.		7.375%	6/1/16	20,000	13,400
K Hovnanian Enterprises Inc.		8.625%	1/15/17	120,000	30,000
Norcraft Cos.		9.000%	11/1/11	360,000	306,000
Norcraft Holdings LP		9.750%	9/1/12	155,000	115,475

					464,875

Independent Power Producers and Energy Traders	4.1%
Dynegy Holdings Inc.		7.750%	6/1/19	650,000	448,500
Edison Mission Energy		7.750%	6/15/16	180,000	160,200
Edison Mission Energy		7.625%	5/15/27	20,000	15,500
Exelon Generation Co. LLC		6.950%	6/15/11	2,000,000	1,941,398
Mirant North America LLC		7.375%	12/31/13	350,000	336,000
NRG Energy Inc.		7.375%	2/1/16	505,000	469,650
NRG Energy Inc.		7.375%	1/15/17	225,000	207,000
The AES Corp.		8.000%	10/15/17	525,000	430,500
The AES Corp.		8.000%	6/1/20	100,000	77,500	A

					4,086,248

Industrial Conglomerates	2.0%
Tyco International Ltd./Tyco International Finance SA		6.875%	1/15/21	2,615,000	2,022,109

IT Services	0.9%
Ceridian Corp.		12.250%	11/15/15	130,000	63,863	A,B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

IT Services—Continued
Electronic Data Systems Corp.		7.450%	10/15/29	$500,000	$541,659
SunGard Data Systems Inc.		10.250%	8/15/15	520,000	343,200

					948,722

Leisure Equipment and Products	1.2%
Eastman Kodak Co.		7.250%	11/15/13	1,800,000	1,161,000

Media	6.4%
Affinion Group Inc.		10.125%	10/15/13	180,000	131,400
Affinion Group Inc.		11.500%	10/15/15	225,000	135,281
CCH I Holdings LLC		11.000%	10/1/15	927,000	162,225
CCH II Holdings LLC		10.250%	10/1/13	150,000	54,000
Charter Communications Holdings LLC		11.750%	5/15/11	110,000	13,200
Charter Communications Holdings LLC		12.125%	1/15/12	60,000	6,000
Charter Communications Operating LLC		10.875%	9/15/14	280,000	224,000	A
Clear Channel Communications Inc.		4.900%	5/15/15	700,000	77,000
CMP Susquehanna Corp.		9.875%	5/15/14	170,000	6,800
Comcast Corp.		5.900%	3/15/16	400,000	381,926
Comcast Corp.		7.050%	3/15/33	1,000,000	1,043,091
CSC Holdings Inc.		8.125%	7/15/09	30,000	29,850
CSC Holdings Inc.		8.125%	8/15/09	40,000	39,800
CSC Holdings Inc.		7.625%	4/1/11	50,000	47,125
CSC Holdings Inc.		6.750%	4/15/12	250,000	228,750
EchoStar DBS Corp.		7.000%	10/1/13	600,000	520,500
Idearc Inc.		8.000%	11/15/16	850,000	63,750
News America Holdings Inc.		8.875%	4/26/23	400,000	466,529
R.H. Donnelley Corp.		11.750%	5/15/15	250,000	61,250	A
R.H. Donnelley Corp.		8.875%	10/15/17	320,000	48,000
Time Warner Inc.		6.875%	5/1/12	1,400,000	1,344,975
Time Warner Inc.		7.700%	5/1/32	1,150,000	1,151,418
TL Acquisitions Inc.		10.500%	1/15/15	270,000	110,700	A
Tube City IMS Corp.		9.750%	2/1/15	160,000	56,000

					6,403,570

Metals and Mining	2.3%
Alcoa Inc.		5.375%	1/15/13	750,000	648,461
CII Carbon LLC		11.125%	11/15/15	580,000	371,200	A
Freeport-McMoRan Copper & Gold Inc.		8.375%	4/1/17	730,000	598,600
GTL Trade Finance Inc.		7.250%	10/20/17	428,000	359,032	A
Metals USA Inc.		11.125%	12/1/15	445,000	262,550
Noranda Aluminium Holding Corp.		8.345%	11/15/14	195,000	31,200	B,C

					2,271,043

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Multi-Utilities	1.0%
Dominion Resources Inc.		5.700%	9/17/12	$770,000	$762,439
MidAmerican Energy Holdings Co.		5.875%	10/1/12	250,000	249,378

					1,011,817

Multiline Retail	0.5%
Dollar General Corp.		11.875%	7/15/17	325,000	277,875	B
The Neiman-Marcus Group Inc.		9.000%	10/15/15	260,000	114,400	B
The Neiman-Marcus Group Inc.		7.125%	6/1/28	330,000	155,100

					547,375

Oil, Gas and Consumable Fuels	11.3%
Belden and Blake Corp.		8.750%	7/15/12	750,000	513,750
Chesapeake Energy Corp.		6.375%	6/15/15	480,000	379,200
Chesapeake Energy Corp.		6.625%	1/15/16	30,000	23,700
Chesapeake Energy Corp.		7.250%	12/15/18	255,000	198,900
Colorado Interstate Gas Co.		6.800%	11/15/15	150,000	129,224
DCP Midstream LP		7.875%	8/16/10	750,000	737,338
Devon Energy Corp.		7.950%	4/15/32	1,000,000	1,104,490
Devon Financing Corp. ULC		6.875%	9/30/11	1,000,000	1,009,161
El Paso Corp.		6.375%	2/1/09	333,000	331,316
El Paso Corp.		7.750%	6/15/10	1,496,000	1,386,749
El Paso Corp.		7.800%	8/1/31	190,000	123,786
Exco Resources Inc.		7.250%	1/15/11	465,000	362,700
Hess Corp.		7.875%	10/1/29	1,640,000	1,574,370
Hess Corp.		7.300%	8/15/31	60,000	54,591
International Coal Group Inc.		10.250%	7/15/14	220,000	165,000
KazMunaiGaz Exploration Production—GDR		8.375%	7/2/13	330,000	257,400	A
Kinder Morgan Energy Partners LP		7.125%	3/15/12	500,000	482,901
Occidental Petroleum Corp.		6.750%	1/15/12	500,000	520,833
Parker Drilling Co.		9.625%	10/1/13	300,000	232,500
Petrohawk Energy Corp.		9.125%	7/15/13	145,000	117,450
SemGroup LP		8.750%	11/15/15	305,000	10,675	A,F,H,M
Sonat Inc.		7.625%	7/15/11	500,000	455,869
Stone Energy Corp.		8.250%	12/15/11	160,000	99,200
The Williams Cos. Inc.		7.500%	1/15/31	902,000	604,340
The Williams Cos. Inc.		8.750%	3/15/32	85,000	63,325
Valero Energy Corp.		7.500%	4/15/32	400,000	319,809

					11,258,577

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Paper and Forest Products	1.6%
Appleton Papers Inc.		8.125%	6/15/11	$5,000	$3,450
Appleton Papers Inc.		9.750%	6/15/14	305,000	178,425
NewPage Corp.		9.443%	5/1/12	250,000	95,625	C
Weyerhaeuser Co.		6.750%	3/15/12	800,000	716,120
Weyerhaeuser Co.		7.375%	3/15/32	1,000,000	649,250

					1,642,870

Pharmaceuticals	N.M.
Leiner Health Products Inc.		11.000%	6/1/12	280,000	14,000	F,H,M

Real Estate Investment Trusts (REITs)	0.2%
Ventas Inc.		6.750%	4/1/17	260,000	197,600

Real Estate Management and Development	0.1%
Ashton Woods USA LLC		9.500%	10/1/15	125,000	25,000	F
Realogy Corp.		12.375%	4/15/15	495,000	66,825

					91,825

Road and Rail	1.5%
Hertz Corp.		10.500%	1/1/16	645,000	294,281
Kansas City Southern Railway		7.500%	6/15/09	150,000	150,375
Swift Transportation Co.		9.899%	5/15/15	90,000	7,313	A,C
Swift Transportation Co.		12.500%	5/15/17	325,000	29,656	A
Union Pacific Corp.		6.125%	1/15/12	1,000,000	973,747

					1,455,372

Semiconductors and Semiconductor Equipment	N.M.
Freescale Semiconductor Inc.		8.875%	12/15/14	25,000	11,000

Software	0.1%
Activant Solutions Inc.		9.500%	5/1/16	165,000	76,725

Specialty Retail	0.1%
Blockbuster Inc.		9.000%	9/1/12	210,000	101,850

Textiles, Apparel and Luxury Goods	0.1%
Oxford Industries Inc.		8.875%	6/1/11	180,000	135,900

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Corporate Bonds and Notes—Continued

Tobacco	0.2%
Alliance One International Inc.		11.000%	5/15/12	$205,000	$170,150

Trading Companies and Distributors	0.4%
Ashtead Capital Inc.		9.000%	8/15/16	129,000	66,435	A
H&E Equipment Services Inc.		8.375%	7/15/16	345,000	182,850
Penhall International Corp.		12.000%	8/1/14	390,000	148,200	A

					397,485

Transportation Infrastructure	0.1%
Hawker Beechcraft Acquisition Co.		8.875%	4/1/15	400,000	136,000	B

Wireless Telecommunication Services	1.4%
AT&T Mobility LLC		6.500%	12/15/11	250,000	250,999
Sprint Capital Corp.		8.375%	3/15/12	1,450,000	1,160,000

					1,410,999

Total Corporate Bonds and Notes (Cost—$114,733,481)					87,204,753
Asset-Backed Securities	23.5%

Fixed Rate Securities	8.8%
America West Airlines 1996-1 A		6.850%	7/2/09	54,500	51,775
Bear Stearns Asset Backed Securities Trust 2007-SD1 1A3A		6.500%	10/25/36	1,571,190	1,243,430
Captiva CBO 1997-1A A		6.860%	11/30/09	295,627	276,041	A,I
Contimortgage Home Equity Trust 1997-4 B1F		7.330%	10/15/28	588,009	487,224
Countryplace Manufactured Housing Contract Trust 2007-1 A1		5.484%	7/15/37	161,603	159,256	A
Firstfed Corp. Manufactured Housing Contract 1996-1 B		8.060%	10/15/22	2,100,000	2,436,177	A
Global Franchise Trust 1998-1 A2		6.659%	10/10/11	1,036,020	538,644	A
Green Tree Financial Corp. 1992-2 B		9.150%	1/15/18	295,569	205,702
Green Tree Financial Corp. 1993-1 B		8.450%	4/15/18	392,655	292,331
Green Tree Home Improvement Loan Trust 1996-D HIB2		8.000%	9/15/27	102,692	73,435
Green Tree Recreational Equiptment & Consumer Trust 1996-C CTFS		7.650%	10/15/17	368,766	318,769
IndyMac Manufactured Housing Contract 1997-1 A5		6.970%	2/25/28	337,467	254,015

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Fixed Rate Securities—Continued
Lehman XS Trust 2007-1 WF1		7.000%	1/25/37	$1,274,740	$668,841
PAMCO CLO 1997-1A B		7.910%	8/6/09	758,200	113,730
Pegasus Aviation Lease Securitization 2000-1 A2		8.370%	3/25/30	1,300,000	363,975	A
Structured Asset Securities Corp. 2002-AL1 A3		3.450%	2/25/32	1,133,100	896,837
Structured Asset Securities Corp. 2003-AL1		3.357%	4/25/31	162,764	128,266	A
Vanderbilt Mortgage Finance 1997-B 1B2		8.155%	10/7/26	436,719	309,776

					8,818,224

Indexed SecuritiesC	10.0%
ACE Securities Corp. 2005-SD1 A1		0.871%	11/25/50	103,028	97,336
AmeriCredit Automobile Receivables Trust 2007-CM A3B		2.208%	5/7/12	2,500,000	2,249,805
Bayview Financial Asset Trust 2004-SSRA A1		1.071%	12/25/39	558,635	428,753	A
Bayview Financial Asset Trust 2007-SR1A A		0.921%	3/25/37	2,228,556	668,567	A
Citigroup Mortgage Loan Trust Inc. 2006-SHL1 A1		0.671%	11/25/45	383,964	278,989	A
Citigroup Mortgage Loan Trust Inc. 2007-SHL1 A		0.871%	11/25/46	1,467,646	549,046	A
Countrywide Asset-Backed Certificates 2007-13 2A1		1.371%	10/25/47	1,405,311	1,034,765
Countrywide Home Equity Loan Trust 2007-GW A		1.973%	11/15/28	2,106,883	1,109,201
CS First Boston Mortgage Securities Corp. 2004-CF2 2A1		0.941%	5/25/44	129,769	114,818	A
Ellington Loan Acquisition Trust 2007-1 A2A1		1.471%	5/26/37	434,370	377,920	A
GMAC Mortgage Corp. Loan Trust 2004-VF1 A1		1.221%	2/25/31	813,500	644,699	A
GSAA Home Equity Trust 2006-19 A3A		0.711%	12/25/36	1,000,000	380,518
Lehman XS Trust 2006-GP4		0.541%	8/25/46	511,004	392,545
Long Beach Mortgage Loan Trust 2005-WL2 3A1		1.575%	8/25/35	107,299	101,376
MSDWCC Heloc Trust 2003-2 A		0.731%	4/25/16	282,085	192,632
Renaissance Home Equity Loan Trust 2005-3 AV3		0.851%	11/25/35	800,000	283,646

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Asset-Backed Securities—Continued

Indexed SecuritiesC—Continued
Residential Asset Mortgage Products Inc. 2004-RZ1 AII		0.951%	3/25/34	$475,585	$124,271
Residential Asset Securities Corp. 2001-KS3 AII		0.931%	9/25/31	358,885	208,713
Salomon Brothers Mortgage Securities VII 2002-CIT1		0.771%	3/25/32	587,637	536,933
Wachovia Asset Securitization Inc. 2002-HE1		1.765%	9/27/32	271,409	196,277
Wachovia Asset Securitization Inc. 2002-HE2		1.825%	12/25/32	100,069	78,010
Wachovia Asset Securitization Inc. 2003-HE1		0.761%	3/25/33	37,394	24,198

					10,073,018

Stripped Securities	0.8%
Bear Stearns Asset Backed Securities Trust 2006-SD3 1P0		0.000%	8/25/36	1,809,842	760,134	J2
Oakwood Mortgage Investors Inc. 2002-C AIO		6.000%	8/15/10	591,547	44,366	H,J1

					804,500

Variable Rate SecuritiesK	3.9%
BankAmerica Manufactured Housing Contract 1997-2 M		6.900%	4/10/28	100,000	137,494
Conseco Finance Securitizations Corp. 2002-1 A		6.681%	12/1/33	590,133	475,339
Greenpoint Manufactured Housing 1999-5 A5		7.820%	12/15/29	706,000	613,871
GSAMP Trust 2003-SEA2 A1		4.422%	7/25/33	2,437,413	2,194,388
Oakwood Mortgage Investors Inc. 2002-B A3		6.060%	3/15/25	329,118	212,727
Saxon Asset Securities Trust 2000-2 MF1		8.870%	7/25/30	248,715	247,685

					3,881,504

Total Asset-Backed Securities (Cost—$27,047,469)					23,577,246
Mortgage-Backed Securities	31.4%

Fixed Rate Securities	2.9%
Banc of America Commercial Mortgage Inc. 2007-5 A3		5.620%	2/10/51	800,000	514,092

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Bear Stearns Asset Backed Securities Trust 2002-AC1 B4		7.000%	1/25/32	$1,103,081	$704,654	A
Enterprise Mortgage Acceptance Co. 1999-1 A1		6.420%	10/15/25	30,676	16,889	A
GMAC Commercial Mortgage Securities Inc. 1998-C2 F		6.500%	5/15/35	1,000,000	947,101
JP Morgan Chase Commercial Mortgage Securities Corp. 2008-C2 A1		5.017%	2/12/51	342,060	304,320
Metropolitan Asset Funding Inc. 1998-BI B1		8.000%	11/20/24	973,111	394,670

					2,881,726

Indexed SecuritiesC	24.7%
American Home Mortgage Investment Trust 2007-A 4A		0.921%	7/25/46	660,199	277,435	A
Bayview Commercial Asset Trust 2005-3A A2		0.871%	11/25/35	865,226	684,264	A
Bayview Commercial Asset Trust 2007-5A A1		1.121%	10/25/37	1,011,761	935,879	A
Bear Stearns Structured Products Inc. 2007-R11 A1A		1.995%	9/27/37	3,385,624	3,292,460	A
Bella Vista Mortgage Trust 2004-2 A1		0.841%	2/25/35	2,542,900	1,301,333
BlackRock Capital Finance LP 1997-R2 B5		6.650%	12/25/35	566,610	5,666	A
Chevy Chase Mortgage Funding Corp. 2004-4A A1		0.701%	10/25/35	2,883,723	1,534,614	A
Chevy Chase Mortgage Funding Corp. 2005-4A A1		0.671%	10/25/36	2,639,856	1,169,312	A
CNL Funding 1998-1 C2		2.228%	9/18/11	3,360,000	1,344,000	A
Countrywide Alternative Loan Trust 2005-J12		0.741%	8/25/35	375,053	180,879
Countrywide Home Loans 2004-HYB5 7A1		4.557%	4/20/35	4,491,253	2,155,801
Countrywide Home Loans 2004-R1 1AF		0.871%	11/25/34	1,498,363	1,438,025	A
Countrywide Home Loans 2005-09 1A1		0.771%	5/25/35	2,002,202	931,432
Greenpoint Mortgage Funding Trust 2005-AR5 2A2		0.741%	11/25/46	3,867,955	1,186,828
Greenpoint Mortgage Funding Trust 2005-AR5 3A2		0.741%	11/25/46	2,323,189	628,469
GSMPS Mortgage Loan Trust 2005-RP1 1AF		0.821%	1/25/35	353,017	280,616	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Mortgage-Backed Securities—Continued

Indexed SecuritiesC—Continued
Harborview Mortgage Loan Trust 2004-8 3A2		1.874%	11/19/34	$238,184	$113,218
Harborview Mortgage Loan Trust 2005-9 B10		4.567%	6/20/35	1,198,490	101,872
Impac CMB Trust 2A-10		1.111%	3/25/35	629,520	268,568
IndyMac Index Mortgage Loan Trust 2007-AR15 2A1		5.940%	8/25/37	6,513,482	2,644,415
Luminent Mortgage Trust 2006-6 A1		0.671%	10/25/46	1,495,730	613,088
Merit Securities Corp. 11PA B3		3.681%	9/28/32	850,000	185,045	A,N
Regal Trust IV 1999-1 A		4.198%	9/29/31	160,668	125,450	A
Structured Asset Securities Corp. 2002-9 A2		0.771%	10/25/27	1,367,934	1,076,411
Thornburg Mortgage Securities Trust 2006-2 A2B		1.505%	3/25/46	1,631,307	1,609,044
Washington Mutual Inc. 2004-AR12 A2A		3.765%	10/25/44	247,588	140,684
Washington Mutual Mortgage Pass-Through Certificates 2006-AR5 3A		3.419%	7/25/46	1,624,472	519,831

					24,744,639

Stripped Securities	1.3%
Indymac Index Mortgage Loan Trust 2005-AR14 BX		0.000%	7/25/35	9,883,957	98,840	H,J2
LB-UBS Commercial Mortgage Trust 2001-C3 X		1.148%	6/15/36	2,550,190	42,804	A,H,J1
Prime Mortgage Trust 2005-2 2XB		1.740%	10/25/32	3,878,884	445,905	J1
Prime Mortgage Trust 2005-5 1X		0.860%	7/25/34	12,075,476	229,329	J1
Prime Mortgage Trust 2005-5 1XB		1.560%	7/25/34	3,204,453	163,466	J1
Residential Asset Mortgage Products, Inc. 2005-SL2 AP0		0.000%	2/25/32	554,693	386,828	J2

					1,367,172

Variable Rate SecuritiesK	2.5%
Bear Stearns Alt-A Trust 2005 -10 21A1		5.593%	1/25/36	1,533,480	733,107
Credit Suisse Mortgage Capital Certificates 2007-C3 A4		5.913%	6/15/39	242,000	153,557
Thornburg Mortgage Securities Trust 2007-4 2A1		6.216%	9/25/37	1,112,128	787,628
Thornburg Mortgage Securities Trust 2007-4 3A1		6.201%	9/25/37	1,067,332	818,874

					2,493,166

Total Mortgage-Backed Securities (Cost—$39,765,208)					31,486,703

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

U.S. Government Agency Mortgage-Backed Securities	5.0%

Fixed Rate Securities	5.0%
Fannie Mae		6.000%	11/1/37	$4,042,027	$4,165,759	L
Fannie Mae		6.500%	8/25/44	781,193	799,502	L

Total U.S. Government Agency Mortgage-Backed Securities (Cost — $4,913,915)					4,965,261
Yankee BondsI	14.3%

Aerospace and Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	191,464	183,940	A

Chemicals	0.2%
Methanex Corp.		8.750%	8/15/12	195,000	176,238
Montell Finance Co. BV		8.100%	3/15/27	200,000	4,000	A
Sensata Technologies BV		8.000%	5/1/14	110,000	49,500

					229,738

Commercial Banks	1.3%
ATF Capital BV		9.250%	2/21/14	660,000	429,000	A
HSBK Europe BV		7.250%	5/3/17	600,000	324,000	A
ICICI Bank Ltd.		6.375%	4/30/22	284,000	149,132	A,D
TuranAlem Finance BV		8.250%	1/22/37	440,000	189,200	A
TuranAlem Finance BV		8.250%	1/22/37	440,000	189,200	A

					1,280,532

Containers and Packaging	0.1%
Smurfit Kappa Funding PLC		7.750%	4/1/15	150,000	81,750

Diversified Financial Services	0.7%
Lukoil International Finance BV		6.356%	6/7/17	340,000	207,400	A
UFJ Finance Aruba AEC		6.750%	7/15/13	500,000	488,699

					696,099

Diversified Telecommunication Services	3.0%
Axtel SA		11.000%	12/15/13	221,000	175,695
Deutsche Telekom International Finance BV		5.250%	7/22/13	600,000	580,072
France Telecom SA		8.500%	3/1/31	600,000	753,295	G
Intelsat Bermuda Ltd.		11.250%	6/15/16	340,000	309,400
Nordic Telephone Co. Holdings ApS		8.875%	5/1/16	220,000	154,000	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES	VALUE

Yankee BondsI —Continued

Diversified Telecommunication Services—Continued
NTL Cable PLC		9.125%	8/15/16	$790,000	$584,600
Wind Acquisition Finance SA		10.750%	12/1/15	500,000	430,000	A

					2,987,062

Electric Utilities	1.8%
Hydro-Quebec		6.300%	5/11/11	1,700,000	1,805,206

Energy Equipment and Services	0.1%
Compagnie Generale de Geophysique-Veritas		7.500%	5/15/15	210,000	130,200

Foreign Governments	0.4%
Republic of Argentina		7.000%	9/12/13	818,000	271,167
Republic of Honduras		1.926%	10/1/11	100,792	87,228	C
Republic of Venezuela		9.375%	1/13/34	2,000	920

					359,315

Industrial Conglomerates	1.0%
Tyco International Group SA		6.375%	10/15/11	1,000,000	982,944

Insurance	0.6%
XL Capital Ltd.		5.250%	9/15/14	1,000,000	555,345

Media	N.M.
Sun Media Corp.		7.625%	2/15/13	55,000	44,275

Metals and Mining	0.3%
Evraz Group SA		8.875%	4/24/13	100,000	51,000	A
Novelis Inc.		7.250%	2/15/15	105,000	60,900
Vedanta Resources PLC		8.750%	1/15/14	330,000	198,000	A

					309,900

Oil, Gas and Consumable Fuels	2.6%
Anadarko Finance Co.		6.750%	5/1/11	750,000	750,269
Anadarko Finance Co.		7.500%	5/1/31	1,000,000	884,277
Burlington Resources Finance Co.		7.400%	12/1/31	450,000	486,579
Gazprom		6.212%	11/22/16	280,000	184,800	A
Gazprom		6.510%	3/7/22	130,000	77,350	A
OPTI Canada Inc.		7.875%	12/15/14	240,000	122,400
OPTI Canada Inc.		8.250%	12/15/14	205,000	110,700

					2,616,375

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee BondsI —Continued

Paper and Forest Products	0.3%
Abitibi-Consolidated Co. of Canada		13.750%	4/1/11	$520,000		$332,800	A

Road and Rail	1.3%
Canadian Pacific Railway Co.		6.250%	10/15/11	1,000,000		963,107
Grupo Transportacion Ferroviaria Mexicana SA de CV		9.375%	5/1/12	370,000		338,550

						1,301,657

Semiconductors and Semiconductor Equipment	0.1%
NXP BV/NXP Funding LLC		7.875%	10/15/14	150,000		58,500
NXP BV/NXP Funding LLC		9.500%	10/15/15	95,000		18,050

						76,550

Wireless Telecommunication Services	0.3%
True Move Co. Ltd.		10.750%	12/16/13	200,000		74,000	A
True Move Co. Ltd.		10.750%	12/16/13	590,000		238,567	A

						312,567

Total Yankee Bonds (Cost—$18,839,317)						14,286,255
Preferred Stocks	0.9%
Fannie Mae		5.375%		15	shs	18,750	E,L
Freddie Mac		5.160%		100		35	C,L
Freddie Mac		5.000%		200		108	L
Freddie Mac		8.375%		20,500		7,995	D,L
General Motors Corp.		5.250%		225,000		774,000	E
Preferred Blocker Inc.		9.000%		254		63,500	A

Total Preferred Stocks (Cost—$5,643,238)						864,388
Trust Preferred Securities	1.6%
Corp-Backed Trust Certificates		7.375%		33,900		89,157
Corp-Backed Trust Certificates		8.000%		15,600		93,600
CORTS Trust for Ford Motor Co.		8.000%		155,100		822,030
PreferredPlus TR-CCR1		8.250%		5,100		27,897
SATURNS-F 2003-5		8.125%		104,100		551,730

Total Trust Preferred Securities (Cost—$5,033,601)						1,584,414

Total Long-Term Securities (Cost—$215,976,229)						163,969,020

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Premier Bond Fund—Continued

	% OF NET ASSETS	VALUE

Total Investments (Cost—$215,976,229)O	163.8%	$163,969,020
Other Assets Less Liabilities	8.1%	8,133,044
Liquidation value of preferred shares	(71.9)%	(72,000,000)

Net Assets Applicable to Common Shareholders	100.0%	$100,102,064

N.M.—Not Meaningful.

A

Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 31.51% of net assets.

B	Pay-in-Kind (“PIK”) security – A security in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
C

Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Euro Interbank Offered Rate (“EURIBOR”) Index, the Consumer Price Index (“CPI”), the one-year Treasury Bill Rate or the ten-year Japanese Government Bond Rate. The coupon rates are the rates as of December 31, 2008.

D

Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes at which time it begins to accrue interest or pay dividends according to the predetermined schedule.

E	Convertible Security – Security may be converted into the issuer’s common stock.
F	Bond is currently in default.
G	Credit Linked Security – The rates of interest earned on these securities are tied to the credit rating assigned by Standard & Poor’s Rating Service and/or Moody’s Investors Services.
H	Illiquid security valued at fair value under the procedures approved by the Board of Trustees.
I	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
J

Stripped Security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

K	The coupon rates shown on variable rate securities are the rates at December 31, 2008. These rates vary with the weighted average coupon of the underlying loans.
L	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
M	Non-income producing.
N	Restricted Security – Security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees.
O	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,126,536
Gross unrealized depreciation	(58,271,594)

Net unrealized depreciation	$(53,145,058)

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

December 31, 2008

Western Asset Premier Bond Fund

Assets:
Investment securities at value (cost—$215,976,229)		$163,969,020
Cash		4,804,721
Foreign currency at value (cost—$258,511)		195,205
Restricted cash pledged as collateral for swaps		11,300,000
Interest receivable		2,957,071
Receivable for securities sold		102,387
Amounts receivable for open swaps		95,530
Unrealized appreciation of swaps		904,097
Other assets		15,753

Total assets		184,343,784

Liabilities:
Unrealized depreciation of swaps	$10,576,196
Payable for securities purchased	742,333
Income distribution payable to common shareholders	307,606
Premiums received for open swaps	272,667
Accrued management fee	94,945
Amounts payable for open swaps	1,665
Accrued expenses	246,308

Total liabilities		12,241,720

Preferred shares:
No par value, 2,880 shares authorized, issued and outstanding, $25,000 liquidation value per share (Note 5)		72,000,000

Net Assets Applicable to Common Shareholders		$100,102,064

Composition of Net Assets Applicable to Common Shareholders:
Common shares, no par value, unlimited number of shares authorized, 11,474,540 shares issued and outstanding (Note 4)		$162,385,301
Undistributed net investment income		4,620,320
Accumulated net realized loss on investments, futures, swaps and foreign currency transactions		(5,160,881)
Net unrealized depreciation of investments, swaps and foreign currency translations		(61,742,676)

Net Assets Applicable to Common Shareholders		$100,102,064

Net Asset Value Per Common Share:
($100,102,064 ÷ 11,474,540 common shares issued and outstanding)		$8.72

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

For the Year Ended December 31, 2008

Western Asset Premier Bond Fund

Investment Income:
Interest	$18,538,100
Dividends	1,006,597

Total income		$19,544,697

Expenses:
Management fees	1,150,363
Audit and legal fees	620,127
Custodian fees	71,059
Trustees’ fees and expenses	21,102
Registration fees	24,122
Excise tax	167,000
Reports to shareholders	85,208
Transfer agent and shareholder servicing expense	28,354
Other expenses	102,946
Preferred shares rating agency fees	35,500
Preferred shares auction agent fee expense	183,086

	2,488,867
Less: Compensating balance credits	(7,543)
Interest expense	311,942

Net expenses		2,793,266

Net Investment Income		16,751,431

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	1,567,396
Futures	74,857
Swaps	(3,482,717)
Foreign currency transactions	20,323

		(1,820,141)
Change in unrealized appreciation/(depreciation) of:
Investments, swaps and foreign currency translations	(62,747,970)
Assets and liabilities denominated in foreign currency	62

		(62,747,908)

Net realized and unrealized loss on investments		(64,568,049)

Change in net assets resulting from operations		(47,816,618)

Dividends to Preferred Shareholders from:
Net investment income	(2,236,599)
Net realized gain on investments	(238,432)

		(2,475,031)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations		$(50,291,649)

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Premier Bond Fund

	FOR THE YEARS ENDED DECEMBER 31,
	2008	2007
Change in Net Assets Applicable to Common Shareholders:
Net investment income	$16,751,431	$14,571,859
Net realized gain/(loss)	(1,820,141)	3,450,921
Change in unrealized appreciation/(depreciation)	(62,747,908)	(10,332,943)

Change in net assets resulting from operations	(47,816,618)	7,689,837

Dividends to Preferred Shareholders from:
Net investment income	(2,236,599)	(2,907,616)
Net realized gain on investments	(238,432)	(996,151)

Change in Net Assets Applicable to Common Shareholders Resulting from Operations	(50,291,649)	3,786,070

Distributions to Common Shareholders from:
Net investment income	(12,090,786)	(11,156,728)
Net realized gain on investments	(1,121,178)	(2,883,791)

Capital Transactions:
Reinvestment of dividends resulting in the issuance of 4,597 and 6,014 common shares, respectively	61,654	91,824

Change in net assets	(63,441,959)	(10,162,625)

Net Assets:
Beginning of year	163,544,023	173,706,648

End of year	$100,102,064	$163,544,023

Undistributed/(overdistributed) net investment income	$4,620,320	$(185,976)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

	YEARS ENDED DECEMBER 31,
	2008	2007	2006	2005	2004
Investment Operations:
Net asset value per common share, beginning of year	$14.26	$15.15	$14.93	$15.52	$15.00

Net investment incomeA	1.46	1.27	1.37	1.37	1.33
Net realized and unrealized gain/(loss)	(5.64)	(.60)	.45	(.55)	.56
Dividends paid to preferred shareholders from:
Net investment income	(.19)	(.25)	(.30)	(.21)	(.09)
Net realized gain on investments	(.02)	(.09)	(.01)	—	—

Total from investment operations applicable to common shareholders	(4.39)	.33	1.51	.61	1.80

Distributions paid to common shareholders from:
Net investment income	(1.05)	(.97)	(1.10)	(1.20)	(1.28)
Net realized gain on investments	(.10)	(.25)	(.19)	—	—

Total distributions paid to common shareholders	(1.15)	(1.22)	(1.29)	(1.20)	(1.28)

Net asset value per common share, end of year	$8.72	$14.26	$15.15	$14.93	$15.52

Market value, end of year	$8.90	$13.13	$15.15	$13.72	$16.14

Total investment return based on:
Market Value	(24.60)%	(5.79)%	20.43%	(7.83)%	10.79%
Net Asset Value	(32.45)%	2.17%	10.67%	4.31%	12.57%

Ratios to Average Net Assets Applicable to Common Shareholders:B
Total expenses (including interest expense)	2.06%	1.72%	1.86%	1.63%	1.17%
Expenses (including interest expense) net of waivers, if any	2.06%	1.71%	1.86%	1.63%	1.17%
Expenses (including interest expense) net of all reductions	2.06%	1.71%	1.86%	1.63%	1.17%
Expenses (excluding interest expense) net of all reductions	1.83%	1.15%	1.15%	1.13%	1.13%
Net investment incomeC	10.68%	6.76%	7.18%	7.58%	8.22%

Supplemental Data:
Portfolio turnover rate	45.3%	90.3%	65.0%	41.0%	39.0%
Net assets applicable to common shareholders, end of year (in thousands)	$100,102	$163,544	$173,707	$171,010	$177,288

Preferred share information at end of the year:
Aggregate amount outstanding (in thousands)	$72,000	$72,000	$72,000	$72,000	$72,000
Asset coverage on preferred shares, end of yearD	239%	327%	341%	337%	346%
Liquidation and market value per share (in thousands)	$25	$25	$25	$25	$25

A	Computed using average daily shares outstanding.
B

Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

C

Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios of net investment income before preferred share dividends to average net assets of common shareholders are 12.33%, 9.21%, 8.99%, 8.85% and 9.11%, respectively.

D	Asset coverage on preferred shares equals net assets of common shares plus the redemption value of the preferred shares divided by the value of outstanding preferred stock.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

1. Significant Accounting Policies:

Western Asset Premier Bond Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund commenced investment operations on March 28, 2002.

The Fund’s investment objective is to provide current income and capital appreciation by investing primarily in a diversified portfolio of investment grade bonds. The Fund currently seeks to achieve its investment objective by investing substantially all of its assets in bonds, including corporate bonds, U.S. government and agency securities and mortgage-related securities. The ability of the issuers of the securities held by the Fund to meet their obligations might be affected by, among other things, economic developments in a specific state, industry or region.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Trustees. Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Debt securities are valued at the last quoted bid prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$163,969,020	$2,366,552	$161,141,382	$461,086
Other Financial Instruments:*
Derivatives	(9,672,099)	—	(9,672,099)	—

Total Value	$154,296,921	$2,366,552	$151,469,283	$461,086

*	Other financial instruments include derivatives, e.g. swaps contracts.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$—
Accrued Premiums/Discounts	—
Realized Gain (Loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	461,086

Balance as of December 31, 2008	$461,086

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended December 31, 2008, security transactions (excluding short-term investments) were as follows:

Purchases		Proceeds from Sales
U.S. Gov’t. Securities	Other	U.S. Gov’t. Securities	Other
$34,710,194	$61,383,111	$58,927,457	$57,066,135

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian acting on the fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price, thereby determining the yield to the buyer during the buyer’s holding period. A reverse repurchase agreement involves the risk, among others, that the market value of the collateral retained by the fund may decline below the price of the securities the fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the

Annual Report to Shareholders

party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Options, Futures and Swap Agreements

The current market value of an exchange traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As the contract’s value fluctuates, payments known as variation margin are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are generally priced daily based upon valuations furnished by an independent pricing service and the change, if any, is recorded as unrealized appreciation or depreciation.

Forward Currency Exchange Contracts

As part of its investment program, the Fund may utilize forward currency exchange contracts. Forward foreign exchange contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in the contract’s market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contact at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to the decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund had no outstanding forward foreign currency exchange contracts as of December 31, 2008.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, the Fund must maintain collateral in a segregated account consisting of liquid assets with a value at least equal to the current market value of the shorted securities, marked-to-market daily, or take other actions permitted by law to cover its obligations. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

The Fund had no open short sales as of December 31, 2008.

Distributions to Common Shareholders

Investment income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid monthly. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. An additional distribution may be made in December to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Credit and Market Risk

Investments in structured securities collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Single Sourced Securities

Certain securities held by the Fund at December 31, 2008 are valued based on a price provided by a single source or dealer. The prices provided may differ from the value that would be realized if the securities were sold. As of December 31, 2008, 12.4% of the securities held by the Fund were either fair valued securities or were valued based on a price provided by a single independent pricing service or dealer (“single source securities”).

2. Federal Income Taxes:

It is the Fund’s policy to continue to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund has accrued $167,000 of Federal excise tax attributable to the taxable year ended December 31, 2008.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassifications:

Generally Accepted Accounting Principles (“GAAP”) require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$167,000	$—	$(167,000)
(b)	2,215,250	(2,215,250)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage-backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swaps and book/tax differences in the treatment of various items.

Annual Report to Shareholders

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2008	2007
Distributions paid to Common Shareholders from:
Ordinary Income	$12,908,788	$11,826,083
Net Long-term Capital Gains	303,176	2,214,436

Total Paid to Common Shareholders	$13,211,964	$14,040,519

Distributions paid to Preferred Shareholders from :
Ordinary Income	$2,311,153	$2,907,616
Net Long-term Capital Gains	163,878	996,151

Total Paid to Preferred Shareholders	$2,475,031	$3,903,767

Total Distributions Paid	$15,686,995	$17,944,286

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income—net	$5,852,713
Capital loss carryforward (*)	(3,000,112)
Other book/tax temporary differences(a)	(2,255,313)
Unrealized appreciation/(depreciation)(b)	(62,880,525)

Total accumulated earnings/(losses)—net	$(62,283,237)

(*)	As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(3,000,112)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, book/tax differences in the accrual of interest income on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales and book/tax differences in the accrual of income on certain securities.

Tax Cost of Investments:

As of December 31, 2008, the aggregate cost of investments for federal tax purposes was $217,114,078.

3. Financial Instruments:

Option Transactions

As part of its investment program, the Fund may utilize options. Options may be written (sold) or purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

Annual Report to Shareholders

Notes to Financial Statements—Continued

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by the Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that the Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform.

There was no activity in written options during the year ended December 31, 2008.

Futures

Upon entering into a futures contract, the Fund is required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For non-U.S. and foreign denominated futures held, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Fund may enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The Fund had no outstanding future positions as of December 31, 2008.

Reverse Repurchase Agreements

For the year ended December 31, 2008, the average amount of reverse repurchase agreement outstanding was $10,985,397 and the daily weighted average interest rate was 2.94%.

Annual Report to Shareholders

The Fund had no outstanding reverse repurchase agreements as of December 31, 2008.

Swap Agreements

The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of value from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical price a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country are disclosed in the Notes to Financial Statements, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract, as well as the annual payment rate serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Annual Report to Shareholders

Notes to Financial Statements—Continued

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

As of December 31, 2008, the one-month London Interbank Offered Rates (“LIBOR”) was 0.44%.

The following is a summary of open credit default swap contracts outstanding as of December 31, 2008.

CREDIT DEFAULT SWAPS ON CREDIT INDICES—SELL PROTECTION(1)

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Received by the Fund‡	Notional Amount(2)	Market Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (ABX. HE-AAA 06-2)	May 25, 2046	0.11% Monthly	$300,000	$(150,000)	$(13,411)	$(136,589)

JP Morgan Chase & Co. (ABX.HE-AAA 07-2)	January 25, 2038	0.76% Monthly	14,500,000	(8,845,000)	(260,598)	(8,584,402)

Merrill Lynch & Co., Inc. (ABX.HE-AAA 06-1)	July 25, 2045	0.18% Monthly	146,783	(29,357)	1,342	(30,699)

Merrill Lynch & Co., Inc. (CDX HY 8)	June 20, 2012	0.86% Quarterly	29,426,538	(1,824,506)	—	(1,824,506)

Net unrealized depreciation on sales of credit default swaps on credit indices						$(10,576,196)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES—BUY PROTECTION(4)

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund‡	Notional Amount(2)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8, 1-Month LIBOR + 160 bp, due 6/25/35)	April 25, 2035	1.28% Monthly	$43,000	$40,055	$—	$40,055

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9, 1-Month LIBOR + 250 bp, due 6/25/35)	April 25, 2035	2.05% Monthly	43,000	40,235	—	40,235

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8, 1-Month LIBOR + 138 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	43,000	41,263	—	41,263

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9, 1-Month LIBOR + 220bp, due 2/25/35)	February 25, 2035	2.06% Monthly	24,687	24,168	—	24,168

Annual Report to Shareholders

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund‡	Notional Amount(2)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2004-4 B2, 1-Month LIBOR + 190bp, due 10/25/34)	October 25, 2034	1.37% Monthly	$32,243	$29,077	$—	$29,077

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B2, 1-Month LIBOR + 130 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	43,000	41,634	—	41,634

Credit Suisse First Boston USA (Aegis Asset Backed Securities Trust 2005 B3, 1-Month LIBOR + 200 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	43,000	42,388	—	42,388

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3, 1-Month LIBOR + 300 bp, due 3/25/34)	March 25, 2034	2.2% Monthly	20,620	17,446	—	17,446

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M9, 1-Month LIBOR + 225bp, due 11/25/34)	November 25, 2034	1.33% Monthly	16,384	15,326	—	15,326

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W11 M10, 1-Month LIBOR + 350bp, due 11/25/34)	November 25, 2034	2.15% Monthly	16,384	15,348	—	15,348

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8, 1-Month LIBOR + 180bp, due 11/25/34)	November 25, 2034	1.31% Monthly	15,633	15,000	—	15,000

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9, 1-Month LIBOR + 315bp, due 11/25/34)	November 25, 2034	2.18% Monthly	15,632	15,096	—	15,096

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8, 1-Month LIBOR + 135 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	17,046	16,520	—	16,520

Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund‡	Notional Amount(2)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A, 1-Month LIBOR + 100bp, due 1/25/35)	January 25, 2035	2.08% Monthly	$17,202	$16,760	$—	$16,760

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M8, 1-Month LIBOR + 190bp, due 3/25/35)	March 25, 2035	1.28% Monthly	22,446	21,278	—	21,278

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed, Trust 2004-C M9, 1-Month LIBOR + 325bp, due 3/25/35)	March 25, 2035	2.05% Monthly	17,912	16,927	—	16,927

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9, 1-Month LIBOR + 350bp, due 2/25/34)	February 25, 2034	2.15% Monthly	13,422	9,666	—	9,666

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8, 1-Month LIBOR + 170 bp, due 2/25/35)	February 25, 2035	1.31% Monthly	20,879	19,923	—	19,923

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9, 1-Month LIBOR + 275bp, due 2/25/35)	February 25, 2035	2.08% Monthly	17,102	16,321	—	16,321

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M8, 1-Month LIBOR + 153bp, due 12/25/34)	December 25, 2034	1.31% Monthly	25,304	23,987	—	23,987

Credit Suisse First Boston USA (MASTR Asset Backed Securities Trust 2005-NC1 M9, 1-Month LIBOR + 240bp, due 12/25/34)	December 25, 2034	2.08% Monthly	22,737	21,599	—	21,599

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC1 B3, 1-Month LIBOR + 225bp, due 9/25/35)	September 25, 2035	2.05% Monthly	20,173	9,994	—	9,994

Annual Report to Shareholders

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund‡	Notional Amount(2)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3, 1-Month LIBOR + 375bp, due 4/25/35)	April 25, 2035	2.15% Monthly	$12,666	$11,815	$—	$11,815

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2, 1-Month LIBOR + 130bp, due 10/25/35)	October 25, 2035	1.28% Monthly	43,000	12,398	—	12,398

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3, 1-Month LIBOR + 205bp, due 10/25/35)	October 25, 2035	2.05% Monthly	28,715	14,524	—	14,524

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2, 1-Month LIBOR + 135bp, due 9/25/35)	September 25, 2035	1.28% Monthly	43,000	16,714	—	16,714

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2, 1-Month LIBOR + 130 bp, due 1/25/35)	January 25, 2035	1.31% Monthly	13,639	13,237	—	13,237

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3, 1-Month LIBOR + 215bp, due 1/25/35)	January 25, 2035	2.18% Monthly	15,067	14,763	—	14,763

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9, 1-Month LIBOR + 325bp, due 8/25/34)	August 25, 2034	2.15% Monthly	18,514	11,708	—	11,708

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8, 1-Month LIBOR + 140 bp, due 3/25/35)	March 25, 2035	1.31% Monthly	24,840	19,949	—	19,949

Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Counterparty (Reference Entity):	Termination Date	Periodic Payments Made by the Fund‡	Notional Amount(2)	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ Depreciation
Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9, 1-Month LIBOR + 205 bp, due 3/25/35)	March 25, 2035	2.18% Monthly	$18,390	$17,312	$—	$17,312

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2, 1-Month LIBOR + 135 bp, due 6/25/35)	June 25, 2035	1.28% Monthly	43,000	37,194	—	37,194

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3, 1-Month LIBOR + 195 bp, due 6/25/35)	June 25, 2035	2.05% Monthly	43,000	36,329	—	36,329

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8, 1-Month LIBOR + 155bp, due 1/25/36)	January 25, 2036	1.36% Monthly	43,000	40,892	—	40,892

Credit Suisse First Boston USA (Park Place Securities, Inc. 2005-WCH1 M9, 1-Month LIBOR + 250 bp, due 1/25/36)	January 25, 2036	2.18% Monthly	41,462	39,550	—	39,550

Credit Suisse First Boston USA (People's Choice Home Loan Securities Trust 2004-1 M6, 1-Month LIBOR + 230bp, due 6/25/34)	June 25, 2034	1.37% Quarterly	35,714	34,071	—	34,071

Credit Suisse First Boston USA (People's Choice Home Loan Securities Trust 2005-1 B3, 1-Month LIBOR + 260bp, due 1/25/35)	January 25, 2035	2.05% Monthly	33,714	32,528	—	32,528

Credit Suisse First Boston USA (People's Choice Home Loan Securities Trust 2005-1, 1-Month LIBOR + 165bp, due 1/25/35)	January 25, 2035	1.28% Monthly	43,000	41,102	—	41,102

Net unrealized appreciation on buys of credit default swaps on corporate issues						$904,097

Annual Report to Shareholders

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

4. Common Shares:

Of the 11,474,540 shares of common stock outstanding at December 31, 2008, Western Asset owns 11,975 shares.

5. Preferred Shares:

There are 2,880 shares of Auction Market Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as set forth in the Fund’s Agreement and Declaration of Trust, as amended to date, and its Bylaws, as amended to date (the “Bylaws”), or as otherwise determined by the Trustees. The 2,880 Preferred Shares outstanding consist of two series, 1,440 shares of Series M and 1,440 shares of Series W. The Preferred Shares have a liquidation value of $25,000 per share, plus any accumulated but unpaid dividends whether or not earned or declared.

Dividends on the Series M and Series W Preferred Shares are cumulative and are paid at a rate typically reset every seven and twenty-eight days, respectively, based on the results of an auction. Dividend rates ranged from 0.15% to 5.60% between January 1, 2008 to December 31, 2008. Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The Preferred Shares are redeemable at the option of the Fund, in whole or in part, on the second business day preceding any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not earned or declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Bylaws are not satisfied.

Preferred shareholders, who are entitled to one vote per Preferred Share, generally vote as a single class with the common shareholders, but will vote separately as a class (and, in certain circumstances, vote separately by series) with respect to certain matters set forth in the Bylaws. The preferred shareholders are entitled to elect two Trustees of the Fund.

6. Transactions with Affiliates:

The Fund has a management agreement with Western Asset Management Company (“Western Asset”). Pursuant to the terms of the management agreement, the Fund pays Western Asset an annual fee, payable monthly, in an amount equal to 0.55% of the average weekly value of the Fund’s total managed assets. “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities. The liquidation preference of any Preferred Shares outstanding is not considered a liability. Pursuant to a Portfolio Management Agreement between Western Asset and Western Asset Management Company Limited (“WAML”), Western Asset pays a portion of the fees it receives from the Fund to WAML at an annual rate of 0.425% of the average weekly value of the Fund’s total managed assets that WAML manages. Western Asset and WAML are wholly owned subsidiaries of Legg Mason, Inc.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Under the terms of the Administration Agreement among the Fund, Western Asset and Legg Mason Fund Adviser, Inc. (“LMFA”), Western Asset pays LMFA, a monthly fee at an annual rate of 0.125% of the Fund’s average weekly total managed assets, subject to a monthly minimum fee of $12,500.

7. Trustee Compensation:

Each Independent Trustee receives an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc. Each Trustee also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Income Fund and Western Asset Funds, Inc. according to each such investment company’s annual net assets. Trustee Ronald Olson receives from Western Asset an aggregate fee of $70,000 annually for serving on the combined Board of Trustees/Directors of the Fund, Western Asset Income Fund and Western Asset Funds, Inc., as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

8. Recent Accounting Pronouncements:

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Western Asset Premier Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Premier Bond Fund (the “Fund”) at December 31, 2008, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoppers LLP

Baltimore, Maryland

February 27, 2009

Annual Report to Shareholders

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid to Common Shareholders during the taxable year ended December 31, 2008:

	January 2008	February 2008 - December 2008

Ordinary Income:
Qualified Dividend Income for Individuals	1.60%	2.01%
Dividends Qualifying for the Dividends Received Deduction for Corporations	1.60%	2.01%

Interest from Federal Obligations	0.80%	0.80%

The following information is provided with respect to the distributions paid to Preferred Shareholders during the taxable year ended December 31, 2008:

	January 2008	February 2008 - December 2008

Ordinary Income:
Qualified Dividend Income for Individuals	—	2.01%
Dividends Qualifying for the Dividends Received Deduction for Corporations	—	2.01%

Interest from Federal Obligations	0.80%	0.80%

Additionally, the following summarizes the per share long-term capital gain distributions paid by the Fund during the taxable year ended December 31, 2008:

	Payable Date:	Long-Term Capital Gain
Common Shareholders	5/30/2008	$0.0265

Series M Preferred Shareholders	5/27/2008	$14.81
Series M Preferred Shareholders	6/3/2008	16.27
Series M Preferred Shareholders	6/10/2008	15.40
Series M Preferred Shareholders	6/17/2008	14.81
Series M Preferred Shareholders	6/24/2008	10.74

Series W Preferred Shareholders	6/19/2008	$41.77

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Annual Report to Shareholders

Trustees and Officers

The Trustees and officers of the Fund, their age (as of December 31, 2008) and a description of their principal occupations during the past five years are listed below. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years has been with the employer(s) indicated, although in some cases the Trustee or officer may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101.

Name and Age (as of December 31, 2008)	Position(s) Held with Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen(B)	Other Directorships Held
Independent Trustees
Ronald J. Arnault 65	Trustee	Served since 1997	Retired.	13	None
Anita L. DeFrantz 56	Trustee	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	13	OBN Holdings, Inc.
Avedick B. Poladian 57	Trustee	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Formerly. Partner, Arthur Andersen, LLP.	13	Occidental Petroleum Corporation
William E. B. Siart 62	Trustee and Chairman	Served since 1997	Vice Chairman of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	13	None
Jaynie Miller Studenmund 54	Trustee	Served since 2004	Chief Operating Officer of Overture Services, Inc. (online marketing firm) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001).	13	eHarmony.com, Inc. Forest Lawn Orbitz Worldwide
Interested Trustees
R. Jay GerkenC 57	Trustee and President	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC, Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co., LLC or its affiliates (2005-present); President of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) (2006-present); Chairman of Smith Barney Fund Management LLC and Citi Fund Management Inc. (2002-2005); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (2002-2005).	159	Trustee or Director of certain funds associated with Legg Mason & Co., LLC or its affiliates (consisting of funds with 159 portfolios).

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age (as of December 31, 2008)	Position(s) Held with Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen(B)	Other Directorships Held
Ronald L. OlsonD 67	Trustee	Served since 2005	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).	13	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
OfficersE
D. Daniel Fleet 51	Vice President	Served since 2006	President of Western Asset (2006-present); Vice President of Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Director, Western Asset Management Company Limited (2006-present); Director of Risk Management of Western Asset (2002-2006).	N/A	N/A
Gavin L. James 48	Vice President	Served since 2001	Director of Global Client Services and Marketing of Western Asset (1998-present).	N/A	N/A
S. Kenneth Leech 54	Vice President	Served since 1990	Chief Investment Officer, Emeritus of Western Asset (2008-present); Chief Investment Officer of Western Asset (1998-2008); Vice President of Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Stephen A. Walsh 50	Vice President	Served since 1994	Chief Investment Officer of Western Asset (2008-present) Deputy Chief Investment Officer of Western Asset (2000-2008); Vice President of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).	N/A	N/A
Susanne D. Wilson 47 100 Light Street Baltimore, MD 21202	Vice President	Served since 1998	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).	N/A	N/A

Annual Report to Shareholders

Name and Age (as of December 31, 2008)	Position(s) Held with Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen(B)	Other Directorships Held
Marie K. Karpinski 59 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Served since 2001	Vice President, Legg Mason & Co., LLC (2005-present); Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Chief Financial Officer (2006-present) and Treasurer (1986-2006) of all Legg Mason retail, open-end investment companies; Treasurer and Principal Financial and Accounting Officer, Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Principal Financial and Accounting Officer of Western Asset Income Fund (2001-present) and Western Asset Premier Bond Fund (2001-present); Treasurer of the Western Asset Income Fund (2001-2006) and Western Asset Premier Bond Fund (2001-2006).	N/A	N/A
Erin K. Morris 42 100 Light Street Baltimore, MD 21202	Treasurer	Served since 2006	Vice President and Manager, Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer of Legg Mason Income Trust, Inc., Legg Mason Tax-Free Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2006-present); Assistant Treasurer, Legg Mason Partners Fund fixed income complex (2007-present), Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-present), Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-present); Assistant Treasurer, Western Asset Income Fund, Western Asset Premier Bond Fund, Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2001-2006); Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (2000-2005).	N/A	N/A
Susan C. Curry 42 55 Water St. New York, NY 10041	Assistant Treasurer	Served since 2007	Director of Tax–Mutual Funds, Legg Mason & Co., LLC (2005-present); Director of Tax–Mutual Funds, Citigroup (2004-2005); Assistant Treasurer, Western Asset Income Fund, Western Asset Funds, Inc., Western Asset Premier Bond Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2007-present); Partner, Deloitte & Touche (1990-2004).	N/A	N/A

Annual Report to Shareholders

Trustees and Officers—Continued

Name and Age (as of December 31, 2008)	Position(s) Held with Fund	Term of Office and Length of Time Served(A)	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen(B)	Other Directorships Held
Todd F. Kuehl 39 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	N/A	N/A
Richard M. Wachterman 61 100 Light Street Baltimore, MD 21202	Secretary	Served since 2008	Associate General Counsel, Legg Mason & Co. (2004-present); Managing Director, Victory Capital Management (1981-2003); Secretary, Legg Mason Funds (2004-present); Secretary, Western Funds (2008-present); Vice President, Legg Mason Fund Adviser, Inc. (2007-present).	N/A	N/A
Peter J. Ciliberti 34 100 Light Street Baltimore, MD 21202	Assistant Secretary	Served since 2008	Associate General Counsel, Legg Mason & Co. (2007-present); Assistant Secretary, Legg Mason Funds (2006-present); Asset Management Compliance Officer, Legg Mason & Co. (2005-2007); Asset Management Compliance Officer, Legg Mason Wood Walker, Inc. (2005); and Broker-Dealer Compliance Officer, Legg Mason Wood Walker, Inc. (2001-2005).	N/A	N/A
A

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Trustees of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law and the rules of the New York Stock Exchange.

B

Each Trustee also serves as a Director of Western Asset Income Fund (closed-end investment company) and as a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 159 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset.

C

Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of Western Asset.

D	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to Western Asset.
E	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements

The Executive and Contracts Committee of the Board of Trustees considered the Investment Management Agreement (the “Management Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Portfolio Management Agreement (together with the Management Agreement, the “Agreements”) between Western Asset Management Company and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 9, 2008, October 17, 2008 and October 30, 2008. At a meeting held on November 18, 2008, the Executive and Contracts Committee reported to the full Board of Trustees its considerations with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Trustees met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Trustees; and reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed comparisons of the performance of the Fund to the performance of certain comparable leveraged funds in two peer groups consisting of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades and one bond fund that does not have any quality or maturity restrictions. The Trustees noted that the performance of the Fund was well below average for the one- and three-year periods ended August 31, 2008 as compared to each peer group, but was approximately average compared to its peer groups for the five-year and since inception periods ended August 31, 2008.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Trustees observed that the management fee paid by the Fund to Western Asset, whether measured as a percentage of net assets attributable to common shares or total assets, was below or at the median of each of its Lipper peer groups and that Western Asset was responsible for payment of the management fee to WAML. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of these differences, the Trustees concluded that the differences in management fees from those paid by the Advisers’ other clients were reasonable. The Trustees also noted that although the Fund’s total expenses were above the median of the funds in each of its Lipper peer groups the difference was primarily attributable to investment related expenses associated with the use of reverse repurchase agreements. The Trustees noted that the non-investment related expenses of the Fund, whether measured as a percentage of net assets attributable to common shares or total assets, were approximately average compared to its Lipper peer group.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers and the direct and indirect benefits that the Advisers may receive from their relationship with the Fund, including any “fallout benefits”, such as reputational value derived from serving as investment adviser. In that connection, the Trustees concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive.

Annual Report to Shareholders

Board Consideration of the Investment Advisory and Subadvisory Agreements —Continued

Finally, the Trustees considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who are independent of the Advisers within the meaning of the SEC rules regarding the independence of counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance in light of the Fund’s recent relative underperformance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Approval of Additional Subadvisers

At their September 9, 2008 meeting, the Trustees, including the Independent Trustees, approved the addition of the following two non-U.S. affiliates of Western Asset as additional investment subadvisers of the Fund: Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan” and together with Western Asset Singapore, the “New Subadvisers”). In approving the addition of the New Subadvisers, the Trustees drew on their knowledge of and experience with Western Asset, its personnel, the quality of the services it has provided to the Fund and its investment philosophy and performance, as well as additional information relating to the New Subadvisers. The Trustees noted that the Fund is permitted to invest in non-U.S. dollar denominated securities and related foreign currency instruments and that the addition of the New Subadvisers will provide the Fund with greater global investment management and trading resources. The Trustees also noted that although the New Subadvisers are separate legal entities from Western Asset, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the New Subadvisers. Finally, the Trustees noted that the management fees paid by the Fund would not change as a result of the addition of the New Subadvisers since the Fund would not be paying the fees of the New Subadvisers.

Annual Report to Shareholders

Privacy Policy

The Fund is committed to keeping nonpublic personal information secure and confidential. This notice is intended to help a shareholder understand how the Fund fulfills this commitment.

From time to time, the Fund, through its service providers, may collect a variety of personal information, including:

•	Information received on applications and forms, via the telephone, and through websites;

•	Information about transactions with the Fund, affiliates, or others (such as purchases, sales, or account balances); and

•	Information about shareholders received from consumer reporting agencies.

The Fund does not disclose shareholder nonpublic personal information, except as permitted by applicable law or regulation. For example, the Fund may share this information with others in order to process transactions. Any information provided to companies that perform services on behalf of the Fund, such as printing and mailing, or to other financial institutions with which the Fund has joint marketing agreements are required to protect the confidentiality of shareholders information and to use it only to perform the services for which the companies were hired.

The Fund, through its service providers, maintains physical, electronic, and procedural safeguards to protect shareholder non-public personal information. Access to this information is restricted.

If a shareholder decides at some point either to close his/her account(s) or become an inactive customer, the Fund will continue to adhere to these privacy policies and practices with respect to shareholder nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Premier Bond Fund

Western Asset Premier Bond Fund

The Board of Trustees

William E. B. Siart, Chairman

R. Jay Gerken

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Officers

R. Jay Gerken, President

D. Daniel Fleet, Vice President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Marie K. Karpinski, Principal Financial and Accounting Officer

Todd F. Kuehl, Chief Compliance Officer

Erin K. Morris, Treasurer

Susan C. Curry, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Western Asset Management Company Pte. Ltd.

1 George Street #23-01

Singapore 049145

Western Asset Management Company Ltd

367 Shin-Marunouchi Building

5-1 Marunouchi 1-Chrome Chiyoda-Ku

Tokyo 100-6536

Custodian

State Street Bank & Trust Company

P.O. Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, Maryland 21202

Transfer Agent

American Stock Transfer and Trust Company LLC

6201 15th Avenue

Brooklyn, New York, N.Y. 11219

This report is transmitted to the shareholders of Western Asset Premier Bond Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

LMF-WEA/A(02/09)TN09-4351

Item 2.	Code of Ethics

(a)	Western Asset Premier Bond Fund (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Item 2 of Form N-CSR, that applies to the Registrant’s principal executive, financial and accounting officers, a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

Item 3.	Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Trustees is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Trustees of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined in the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in absence of such designation or identification.

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

Fiscal Year Ended December 31, 2007 – $36,600

Fiscal Year Ended December 31, 2008 – $36,950

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2007 – $9,900

Fiscal Year Ended December 31, 2008 – $12,000

Services include interim audit security pricing, and review of the rating agency compliance testing for the Registrant’s auction market preferred shares outstanding.

PricewaterhouseCoopers LLP billed fees in the amount of $208,000 and $230,000 for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal years ended December 31, 2007 and December 31, 2008, respectively.

During each of the years ended December 31, 2007 and December 31, 2008, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company. During the year end December 31, 2008, PricewaterhouseCoopers LLP reviewed the Australian Superannuation Circular.

(c)	Tax Fees

Fiscal Year Ended December 31, 2007 – $2,400

Fiscal Year Ended December 31, 2008 – $4,000

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c).

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted preapproval policies and procedures.

	(2)	None.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended December 31, 2007 – $472,000

Fiscal Year Ended December 31, 2008 – $315,300

(h)

The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not preapproved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee of the Registrant is comprised of Ronald J. Arnault, William E.B. Siart, Louis A. Simpson and Jaynie Miller Studenmund.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant has delegated the voting of proxies relating to its portfolio securities to its advisers, Western Asset Management Company and Western Asset Management Company Limited (together, the “Advisers”). The Proxy Voting Policies and Procedures of the Advisers are attached as an exhibit to this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of December 31, 2008, a team of investment professionals at the Advisers, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Ronald D. Mass manages the Western Asset Premier Bond Fund (the “Fund”).

Messrs. Leech, Walsh and Mass have each served as portfolio managers for the Advisers for over five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Messrs. Leech, Walsh and Mass serve as co-team leaders responsible for day-to-day strategic oversight of the Fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the Fund invests.

Other Accounts

As of December 31, 2008, in addition to the Fund, the portfolio manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance-Based
S. Kenneth Leech:

Registered Investment Companies	110	$100,385,553,403	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Ronald D. Mass:

Registered Investment Companies	0	$0	0	0
Other pooled investment vehicles	12	$2,143,419,569	0	0
Other accounts	0	$0	0	$0

Stephen A. Walsh:

Registered Investment Companies	110	$100,385,553,403	0	0
Other pooled investment vehicles	281	$195,319,138,291	0	0
Other accounts	969	$217,490,220,115	94	$22,992,729,662

Note: With respect to Mr. Leech and Mr. Walsh, the numbers above reflect the overall number of portfolios managed by the Advisers. Mr. Leech and Mr. Walsh are involved in the management of all the Advisers’ portfolios, but they are not solely responsible for particular portfolios. The Advisers’ investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Advisers’ overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest as of December 31, 2008

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Fund’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Fund’s trades.

It is possible that an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Fund because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Fund, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or the other account(s) involved. Additionally, the management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of the Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Fund’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sells) with long- only accounts (which includes the Fund) for timing and pattern related issues. Trading decisions for alternative investment and long-only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether an

Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long-only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long-only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Fund and the other accounts listed above.

Compensation of Portfolio Managers as of December 31, 2008

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Advisers, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Advisers’ business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Portfolio Manager Ownership of Fund Securities

The following table provides the dollar range of securities beneficially owned by each portfolio manager as of December 31, 2008:

Portfolio Manager	Dollar Range of Fund Securities Beneficially Owned
S. Kenneth Leech	$100,001 - $500,000
Ronald D. Mass	None
Stephen A. Walsh	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s principal executive and principal financial officers have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

A material weakness in internal controls relating to the manual pricing for three CDX High Yield Tranche credit default swaps to ensure that they were properly valued was identified and corrected prior to the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics subject to the disclosure required by Item 2 – filed as an exhibit hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(c)	Proxy Voting Policies and Procedures pursuant to the disclosure required by Item 7 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Premier Bond Fund

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset Premier Bond Fund
Date:	March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President, Western Asset Premier Bond Fund
Date:	March 3, 2009

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Principal Financial and Accounting Officer
Western Asset Premier Bond Fund
Date:	March 3, 2009